JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
AND JULIUS BAER GLOBAL INCOME FUND
                                                              SEMI-ANNUAL REPORT
                                                                  APRIL 30, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

     I am pleased to report on the activity and performance of the Julius Baer Investment Funds for the six month period ended April 30, 1999. The Julius Baer International Equity Fund ("Equity Fund") continued to provide shareholders with excellent results, strongly outperforming its benchmark index and the average of competitor's funds during the reporting period. This period was a difficult one, however, for global bond markets and the Julius Baer Global Income Fund ("Income Fund") could not avoid the problems of those markets. The Income Fund slightly underperformed its benchmark, suffering a decline of less than 1%. We believe the Income Fund has exhibited suitable defensive protection of capital during a period in which the five year U.S. Treasury yield rose from 4.38% to 5.21% and the U.S. dollar rose from 1.65 to 1.85 versus the German deutschemark. Rising yields and dollar values in the U.S. are the toughest environment for a global income fund.

JULIUS BAER INTERNATIONAL EQUITY FUND

     The Equity Fund strongly outperformed both the MSCI EAFE Index (the "benchmark") and our average competitor over the 6-month,12 month, and 3-year periods ending April 30, 1999. The Equity Fund returned +23.65% for the past 6 months, +9.87% over the past 12 months, and +73.70% over the past 3 years versus benchmark returns of +15.28%, +9.50%, and +29.05% over comparable periods. Returns for the Lipper International Equity Fund Index (the "competition"), a reasonable proxy for our competitors, were +11.42%, 0.00%, and +32.82% over comparable periods, respectively:

                                                         TOTAL RETURN
                                 ------------------------------------------------------------
                                      6-MONTH               1-YEAR               3-YEAR
                                 10/31/98-04/30/99    04/30/98-04/30/99    04/30/96-04/30/99
                                 ------------------   ------------------   ------------------

Julius Baer Intl. Equity
  Fund........................               23.65%                9.87%                73.70%
MSCI EAFE w net dividend
  reinvested..................               15.28%                9.50%                29.05%
LIPPER Intl. Equity Fund
  Index.......................               11.42%                0.00%                32.82%

Julius Baer Intl. Equity Fund
  vs. EAFE....................               +8.37%               +0.37%               +44.65%
Julius Baer Intl. Equity Fund
  vs. LIPPER..................              +12.23%               +9.87%               +40.88%

     The Equity Fund's outperformance relative to both the benchmark and the competition can be attributed to its active management and investment philosophy coming after the global market turbulence in the summer of 1998. In response to the turmoil, ignited by the Russian government's default on its debt obligations and the subsequent collapse of some major hedge funds, we mitigated significant losses by selling several portfolio positions and increased cash holdings. Following several interest rate cuts in the U.S. by the Federal Reserve, the cash holdings were quickly re-deployed in the portfolio. We reduced our heavy exposure in Europe and gradually increased exposure to emerging markets and Japan. However, the Equity Fund remains underweight both emerging markets and Japan versus the benchmark.

     In Japan, we started to see credible corporate restructuring efforts as well as the injection of government funds into several troubled Japanese banks.

     In emerging markets, we moderately increased exposure as these markets are now benefiting from low local interest rates, strengthening currencies, and political support from G7 governments. However, we remain concerned about the emerging markets excessive U.S. dollar borrowing and an inadequate focus on shareholder value creation.

     Last year ended with "disengagement" the now famous description by Federal Reserve Chairman Alan Greenspan of worldwide financial market conditions in 1998. Due to the great uncertainty and overall disruption of worldwide financial markets in 1998, not only were emerging markets shunned by investors, industries and companies in the developed markets with meaningful exposure to that area of the world were also affected. However, 1999, to this point, has been the year of "re-engagement" in worldwide financial markets. The regions, the countries and the industries that were shunned by investors in 1998 are outperforming in 1999, with emerging markets and cyclical stocks especially attractive in the marketplace.

     In hindsight there are some good reasons for the current "contrarian" attitude in the marketplace: 1) In emerging markets, local currencies have strengthened and interest rates have fallen. 2) Many basic commodities; such as oil, steel, and paper; are experiencing low inventory levels and higher prices. In addition, consolidation in these cyclical industries is now accelerating. This higher degree of consolidation should lead to more efficient management of capacity and less price competition in the future. 3) A nominal flow of capital can generate a rally in the cyclical and emerging market stocks so under-invested and their market capitalization so decimated by the events which took place in 1998. 4) Hedge funds have initiated the rally. That means many traditional managers are hurting and lagging their benchmarks.

     There are three major questions we now encounter for the Equity Fund:
1) Should we increase portfolio weighting in Japan? 2) Should we increase portfolio weighting in emerging markets? 3) Should we rotate away from our defensive and growth bias to increase our portfolio exposure in cyclical stocks? In Japan, we are satisfied with our current weighting of 17%, and we see no additions in the short term. In emerging markets, we are feeling more positive about this area in general, consequently, we have added some security positions and are looking to add more. In cyclical stocks, we have increased our weighting mainly by reducing some of our growth stocks and adding a few cyclical stocks. However, we remain significantly underweight cyclicals relative to the benchmark. We believe the big question for cyclical stocks going forward is the possible effect on U.S. interest rates when higher consumer prices begin to filter into the Consumer Price Index. If the effect is negligible, then the rally in cyclical stocks will be longer than our current prognosis and we may increase our exposure to cyclical stocks accordingly.

JULIUS BAER GLOBAL INCOME FUND

     During the six months ended April 30, 1999, the Income Fund returned -0.58% compared with -0.43% for the customized benchmark index (80% Merrill Lynch 1-10Yr U.S. Corporate & Government Bond Index and 20% JP Morgan Global Government Non-U.S. in U.S.$ Bond Index) (the "benchmark"). The Income Fund's underperformance relative to the benchmark was largely due to market events which occurred in March 1999. We believed that interest rates would continue to rise in the medium term, and they did resume their rise in May 1999. However, during March, bond yields were more stable. Consequently, while the index gained 0.70% in March, the Income Fund's short portfolio duration positioning for defensive purposes limited its gain to 0.25%.

     In the U.S., there was a notable rise in bond yields as concerns regarding global investment risk subsided and very strong economic growth in the U.S. led the market to anticipate a rise in interest rates by the U.S. Federal Reserve. Coming on the heels of a rally in early December 1998, yields on U.S. Treasury bonds rose to a high of 5.70% in February 1999 and remained near these levels as of the end of the reporting period. In addition to strong U.S. economic growth, a significant rise in global commodity prices, specifically oil, sparked investor fears of upcoming inflationary pressure. With the U.S. economy running near full capacity, global market participants began to anticipate that the Federal Reserve would need to unwind some of the 75 basis point interest rate easing initiated in the fall of 1998. In fact, however, there was no official action and the Federal Reserve remained on hold. Since April 30, the Federal Reserve has moved to an interest rate tightening bias. Consequently, the yield on the 30-year bond has moved above 6% in anticipation of a rise in interest rates.

     Despite a volatile U.S. bond market, European bonds continued to rally through January 1999 due to the positive prospects in the marketplace on the formation of the European Monetary Union ("EMU") and the new European Currency ("Euro"). The bond sell-off in the U.S. eventually caused 10-year German bond yields to rise 0.50% in February 1999. However, continued sluggish growth, low inflation and spare capacity kept European bond prices from falling further. Local currency returns on European bonds averaged 5% during the period. However, this fundamental market indication was quite detrimental to the Euro, and the new currency declined a dramatic 9.6% between its launch date on January 1, 1999 and April 30, 1999. Consequently, U.S. dollar returns on European bonds averaged approximately 5.5% during the reporting period. The Euro continued its slide after the reporting period ended and fell to a new low of 1.0260 versus the U.S. dollar, a 12% decline from its inception.

     The Japanese Government announced early in the reporting period that it would substantially reduce its custom of purchasing its own government bonds. This ignited investor worry of excess supply in the marketplace and sparked a pronounced sell off in Japanese government bonds. This sell-off culminated in 10-year interest rate yields rising from 1.6% to 2.45% by late January 1999. Generally immune to the prevailing global interest rate trend, Japanese government bonds began to rally in early February 1999 as the Japanese Government tempered its initial statements and Japanese economic data remained extremely weak. The Japanese yen staged a rally toward 108 versus the U.S. dollar by mid-January 1999. However, the Japanese yen soon faltered, and once again rose above 120 versus the U.S. dollar by late February. As Japan's pronounced economic growth differential in comparison to the U.S. showed no signs of narrowing, the yen remained weak for the remainder of the reporting period.

     Following the very strong global bond rally in the fall of 1998, we began to scale back our long portfolio duration position and add exposure to peripheral markets which had underperformed during the investor flight to quality period in the fall of 1998. We increased exposure to U.S. corporate bonds and entered positions in mortgage-backed securities and Greek Government bonds. In early 1999, as persistent U.S. economic strength became apparent, we reduced the Income Fund portfolio duration to an underweight relative to the benchmark, enabling it to outperform the benchmark during negative performance periods in global bond markets. By the end of the reporting period, we returned to a neutral portfolio duration versus the benchmark, but maintained positions in the portfolio that will likely benefit from global economic growth and commodity price increases. These portfolio positions include Australian and Canadian dollar-denominated bonds and U.S. Treasury Inflation Protected Securities.

     Since the capital markets crisis in late 1998, international equities have staged a strong recovery and the Equity Fund has appreciated sharply. We continue to believe that international equities offer significant value relative to U.S. equities. Bond returns have been sub-par over the reporting period but investors should remember the paradox of fixed income investing: what occurs in the short term should have the opposite implication for the longer term. Rising yields over the past six months should eventually lead to higher cash flow for the Income Fund in the longer term.

     Finally, on behalf of the management of the Julius Baer Investment Funds I would like to express our appreciation to shareholders for their continued support.

                                         Sincerely,

                                         /s/ Michael Quain
                                         -----------------
                                         Michael Quain
                                         President
                                         June 10, 1999

The views expressed in this shareholder letter reflect those of the President of the Funds only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                              VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                      ------------
U.S. GOVERNMENT OBLIGATIONS -- 51.0%
                          Federal Home Loan Mortgage Corporation:
USD              400,000  5.750% due 07/15/2003............................................................   $    401,938
USD            1,000,000  6.500% due 04/01/2029............................................................        995,313
USD              975,000  7.000% due 04/01/2029............................................................        989,473
                          Federal National Mortgage Association:
USD              220,000    5.625% due 03/15/2001..........................................................        221,444
USD            1,200,000  5.750% due 04/15/2003............................................................      1,206,375
                          U.S. Treasury Bill,
USD            1,350,000    4.540% due 08/19/1999..........................................................      1,320,377
                          U.S. Treasury Inflation Indexed Bond,
USD              900,000    3.625% due 04/15/2028..........................................................        875,981
                          U.S. Treasury Inflation Indexed Note,
USD              440,000    3.625% due 01/15/2008..........................................................        439,044
                          U.S. Treasury Notes:
USD              575,000    6.625% due 06/30/2001..........................................................        592,160
USD              800,000  5.750% due 04/30/2003............................................................        813,625
USD              700,000  5.625% due 05/15/2008............................................................        710,500
                                                                                                              ------------
                          TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $8,624,187)..............................      8,566,230
                                                                                                              ------------
CORPORATE BONDS -- 24.5%
                          UNITED STATES-16.0%
                          ABN-Amro Bank NV (Chicago),
USD              800,000    7.250% due 05/31/2005..........................................................        832,976
                          Ford Motor Credit Company,
USD              900,000    6.125% due 04/28/2003..........................................................        905,040
                          Merrill Lynch & Company Inc,
USD              900,000    7.250% due 05/02/2002..........................................................        929,752
                                                                                                              ------------
                                                                                                                 2,667,768
                                                                                                              ------------
                          NETHERLANDS-5.3%
                          Household Netherlands BV (Yankee),
USD              900,000    6.200% due 12/01/2003..........................................................        896,555
                                                                                                              ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                              VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                      ------------
CORPORATE BONDS -- (CONTINUED)
                          MULTI-NATIONAL-2.0%
                          EUROFIMA,
GBP              200,000    7.250% due 12/30/2003..........................................................   $    344,144
                                                                                                              ------------
                          SPAIN-1.2%
                          Instituto de Credito Official,
USD              200,000    6.000% due 05/19/2008..........................................................        200,713
                                                                                                              ------------
                          TOTAL CORPORATE BONDS (COST $4,144,629)..........................................      4,109,180
                                                                                                              ------------
FOREIGN GOVERNMENT BONDS-20.7%
                          GREECE-6.5%
                          Hellenic Republic,
GRD          300,000,000    8.900% due 03/21/2004..........................................................      1,077,465
                                                                                                              ------------
                          GERMANY-4.8%
                          BundesObligation,
EUR              138,048    5.000% due 11/12/2002..........................................................        155,547
                          Deutschland BundesRepublic:
EUR              204,516    6.000% due 07/04/2007..........................................................        248,816
EUR              347,678  5.625% due 01/04/2028............................................................        407,185
                                                                                                              ------------
                                                                                                                   811,548
                                                                                                              ------------
                          AUSTRALIA-2.9%
                          Government of Australia,
AUD              650,000    10.000% due 10/15/2002.........................................................        494,624
                                                                                                              ------------
                          CANADA-2.9%
                          Canadian Government,
CAD              700,000    5.250% due 09/01/2003..........................................................        485,048
                                                                                                              ------------
                          FINLAND-2.3%
                          Republic of Finland,
USD              350,000    7.875% due 07/28/2004..........................................................        381,726
                                                                                                              ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                              VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                      ------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
                          UNITED KINGDOM-1.3%
                          United Kingdom Gilts,
GBP              175,000    0.000% due 12/07/2003 (effective yield 4.863%).................................   $    225,789
                                                                                                              ------------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $3,517,919).................................      3,476,200
                                                                                                              ------------
                          TOTAL INVESTMENTS -- 96.2% (COST $16,286,735)....................................     16,151,610
                          OTHER ASSETS AND LIABILITIES (NET) -- 3.8%.......................................        639,551
                                                                                                              ------------
                          NET ASSETS -- 100.0%.............................................................   $ 16,791,161
                                                                                                              ------------
                                                                                                              ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
APRIL 30, 1999 (UNAUDITED)
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                     CONTRACTS TO RECEIVE
               ---------------------------------
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE     NET UNREALIZED
  DATE               CURRENCY             USD         FOR USD        DEPRECIATION
----------     --------------------     --------     -----------     --------------
 5/05/99           AUD      752,213      497,782       498,416          $   (634)
 7/12/99           EUR      768,968      816,775       900,000           (83,225)
                                                                        --------
               Net unrealized depreciation on forward foreign
              exchange contracts to buy.........................        $(83,859)
                                                                        --------
                                                                        --------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                     CONTRACTS TO DELIVER
               ---------------------------------
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE     NET UNREALIZED
  DATE               CURRENCY             USD         FOR USD        APPRECIATION
----------     --------------------     --------     -----------     --------------
 7/12/99           EUR      570,576      606,049       650,000          $ 43,951
 7/12/99           EUR      230,012      244,312       250,000             5,688
                                                                        --------
               Net unrealized appreciation on forward foreign
              exchange contracts to sell........................        $ 49,639
                                                                        --------
                                                                        --------

FORWARD FOREIGN CROSS CURRENCY CONTRACTS

                     CONTRACTS TO DELIVER                  CONTRACTS TO RECEIVE
               ---------------------------------     ---------------------------------
EXPIRATION            LOCAL             VALUE IN            LOCAL             VALUE IN     NET UNREALIZED
  DATE               CURRENCY             USD              CURRENCY             USD        APPRECIATION
----------     --------------------     --------     --------------------     --------     --------------
 9/22/99           EUR      700,000      747,158         NOK    6,020,490      767,186        $ 20,028
                                                                                              --------
               Net unrealized appreciation on forward foreign cross currency
             contracts................................................................        $ 20,028
                                                                                              --------
                                                                                              --------

                            GLOSSARY OF CURRENCIES

   AUD  --     Australian Dollar           GRD   --    Greek Drachma
   CAD  --     Canadian Dollar             NOK   --    Norwegian Krone
   EUR  --     Euro                        USD   --    United States Dollar
   GBP  --     British Pound Sterling




                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- 100.1%
JAPAN-17.0%
Acom Co Ltd.........................................................................             8,000      $   599,740
Canon Sales Co Inc..................................................................               400            6,202
Circle K Japan Co Ltd...............................................................                66            2,985
Daiwa Securities Co Ltd.............................................................            59,000          360,766
DDI Corporation.....................................................................                70          347,699
Fuji Soft ABC Inc...................................................................             7,000          425,682
Fujitsu Ltd.........................................................................            25,500          436,801
Honda Motor Co Ltd..................................................................             8,000          352,473
Ito-Yokado Co Ltd...................................................................             5,000          306,990
Japan Telecom Co Ltd................................................................             4,000          566,235
Japan Tobacco Inc...................................................................             3,200          321,648
Kao Corp............................................................................            27,000          685,262
Kirin Brewery Co Ltd................................................................            46,000          520,166
KDD Corporation.....................................................................             5,500          333,543
Nikko Securities Co Ltd.............................................................            75,000          430,330
Nippon Telegraph & Telephone Corporation ADR*.......................................             5,375          288,906
Nippon Telegraph & Telephone Corporation............................................             1,600          174,226
Nomura Securities Co Ltd............................................................            30,000          323,659
NTT Data Corporation................................................................                67          530,343
NTT Mobile Communication Network, Inc. (a) .........................................               900          527,704
Ryohin Keikaku Co Ltd...............................................................             3,500          637,643
Sakura Bank Ltd.....................................................................           100,000          386,146
Sankyo Co Ltd.......................................................................            10,000          209,825
Softbank Corp.......................................................................             6,000          798,593
Sony Corp...........................................................................             5,400          504,335
Takeda Chemical Industries..........................................................            16,000          695,565
The Bank of Tokyo-Mitsubishi Ltd....................................................            24,000          354,215
The Sanwa Bank Ltd..................................................................            32,000          359,174
                                                                                                            -----------
                                                                                                             11,486,856
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
FRANCE-14.1%
Accor SA............................................................................             2,031      $   535,618
Alcatel Alsthom.....................................................................             5,000          614,117
Axa-UAP.............................................................................             5,300          684,577
Banque National De Paris............................................................             4,347          360,460
Canal Plus..........................................................................             2,210          614,827
Cap Gemini SA (a) ..................................................................             3,294          503,810
Carrefour Supermarche*..............................................................               645          511,324
Castorama Dubois....................................................................             1,470          351,933
Compagnie Generale des Eaux.........................................................             3,091          722,375
Elf-Aquitaine SA....................................................................             6,020          935,382
France Telecom SA...................................................................             7,380          596,360
L'Oreal.............................................................................                 1              641
Rhone Polenc........................................................................             8,076          384,135
Sanofi SA...........................................................................             2,400          376,207
Societe Generale....................................................................             1,937          346,831
Suez Lyonnaise des Eaux.............................................................             2,670          454,373
Synthelabo..........................................................................             1,800          368,153
Total SA Class B....................................................................             6,492          889,321
Unilog SA...........................................................................               600          289,829
                                                                                                            -----------
                                                                                                              9,540,273
                                                                                                            -----------
UNITED KINGDOM-12.4%
ARM Holdings Plc ADR*...............................................................            48,560        1,578,200
British Airport Authority Plc.......................................................               176            1,841
British Petroleum Co Plc............................................................            50,249          953,170
British Telecommunications Plc......................................................            31,011          520,889
Colt Telecom Group Plc*.............................................................            10,000          763,750
Glaxo Wellcome Plc..................................................................            14,384          425,358
HSBC Holdings Plc...................................................................            14,748          562,118
Kingfisher Plc......................................................................            24,500          366,588
Lloyds TSB Group Plc................................................................            26,344          424,061
National Westminster Bank Plc.......................................................            25,900          623,808
Royal & Sun Alliance Insurance Group................................................               616            5,312
Smithkline Beecham Plc..............................................................            42,169          557,692
South African Breweries Plc.........................................................             2,742           22,981

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
UNITED KINGDOM -- CONTINUED
Tesco Plc...........................................................................           144,017      $   428,082
Unilever Plc........................................................................            54,788          485,698
Vodafone Group Plc..................................................................            36,697          676,029
                                                                                                            -----------
                                                                                                              8,395,577
                                                                                                            -----------
NETHERLANDS-8.5%
Benckiser NV........................................................................            12,000          662,105
Equant NV*..........................................................................             8,350          758,149
Heineken NV.........................................................................            12,175          611,276
ING Groep NV........................................................................            10,939          674,095
KLM Royal Dutch Airlines NV.........................................................            11,100          336,717
Koninklijke Ahold NV................................................................            13,004          483,145
Laurus NV...........................................................................            26,210          563,776
Philips Electronics NV..............................................................             7,580          652,983
Scala Business Solutions*...........................................................             2,774           17,446
United Pan-Europe Communications NV*................................................            15,250          789,037
Vendex NV...........................................................................             8,000          199,139
Wolters Kluwer NV...................................................................                36            1,568
                                                                                                            -----------
                                                                                                              5,749,436
                                                                                                            -----------
GERMANY-7.8%
AVA Allgemeine Handelsgesellschaft der Verbraucher AG...............................               940          344,275
Bayer AG............................................................................             9,100          386,672
DaimlerChrysler AG..................................................................             3,216          317,666
Deutsche Bank AG....................................................................             6,000          348,810
Intershop Communications AG*........................................................             1,300          313,295
Karstadt AG.........................................................................               700          314,827
Mannesmann AG.......................................................................             5,000          658,511
Medion AG*..........................................................................             1,800          367,202
Metro AG............................................................................            10,560          763,475
Preussag AG.........................................................................             7,000          368,470
PrimaCom AG*........................................................................             8,225          356,447
Siemens AG..........................................................................             5,500          406,945
Telegate AG*........................................................................               200            8,985
Volkswagen AG.......................................................................             4,350          308,522
                                                                                                            -----------
                                                                                                              5,264,102
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
ITALY-6.7%
Assicurazioni Generali..............................................................            15,200      $   591,726
Banca Intesa SPA....................................................................            55,000          293,756
Banca Popolare di Brescia (a) ......................................................            15,600          536,888
Gucci Group.........................................................................             3,000          226,313
Istituto Bancario San Paolo di Torino...............................................            32,000          481,316
Istituto Nazionale delle Assicurazioni..............................................           150,000          396,216
Mediolanum SPA......................................................................            52,500          345,718
Telecom Italia Mobile...............................................................            91,000          548,074
Telecom Italia SPA..................................................................           104,200        1,103,046
                                                                                                            -----------
                                                                                                              4,523,053
                                                                                                            -----------
SWITZERLAND-4.7%
Adecco SA...........................................................................             1,139          574,242
CS Holdings (Registered)............................................................             1,750          347,063
Nestle SA (Registered)..............................................................               376          695,895
Novartis AG (Bearer)................................................................                75          109,700
Novartis AG (Registered)............................................................               330          483,112
Roche Holdings AG...................................................................               210          370,216
Zurich Allied AG....................................................................               880          567,128
                                                                                                            -----------
                                                                                                              3,147,356
                                                                                                            -----------
GREECE-3.7%
Alpha Credit Bank...................................................................             8,444          602,869
Antenna TV SA ADR*..................................................................             5,100           59,925
Commercial Bank of Greece SA........................................................             4,596          803,935
Hellenic Telecommunication Organization SA..........................................            18,102          420,034
National Bank of Greece.............................................................             9,012          614,322
                                                                                                            -----------
                                                                                                              2,501,085
                                                                                                            -----------
FINLAND-3.0%
Nokia Oyj...........................................................................            12,400          958,107
Raisio Group Plc....................................................................            33,100          306,134
Rauma Oyj...........................................................................               167            2,242

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
FINLAND -- CONTINUED
Sonera Group Oyj....................................................................            20,000      $   395,318
UPM-Kymmene Oyj.....................................................................            12,500          377,745
                                                                                                            -----------
                                                                                                              2,039,546
                                                                                                            -----------
THAILAND-1.9%
Bangkok Bank Public Company Ltd (Foreign Shares) (Registered)*......................           132,000          395,252
Siam Commercial Bank (Foreign Shares)*..............................................           389,000          514,189
Thai Farmers Bank Public Company Ltd (Foreign Shares)*..............................           138,000          383,437
                                                                                                            -----------
                                                                                                              1,292,878
                                                                                                            -----------
PORTUGAL-1.9%
Banco Espirito Santo (Registered)...................................................            23,025          553,433
Jeronimo Martins SGPS SA New 1999*..................................................             2,749           85,776
Jeronimo Martins....................................................................             8,247          271,537
Telecel Comunicacoes Pessoai........................................................             2,850          381,075
                                                                                                            -----------
                                                                                                              1,291,821
                                                                                                            -----------
SPAIN-1.9%
Banco Popular Espanol SA............................................................             8,000          566,552
Tabacalera SA Class A...............................................................            13,500          264,699
Telefonica de Espana................................................................             9,000          421,902
                                                                                                            -----------
                                                                                                              1,253,153
                                                                                                            -----------
SWEDEN-1.8%
Autoliv Inc ADR*....................................................................             8,300          288,242
Ericsson AB Class B.................................................................            12,420          326,067
Mandamus AB.........................................................................               625            3,467
Nordbanken Holding AB...............................................................            89,650          563,168
                                                                                                            -----------
                                                                                                              1,180,944
                                                                                                            -----------
UNITED STATES-1.5%
Global TeleSystems Group Inc*.......................................................            11,000          727,375
MIH Ltd*............................................................................            13,000          253,500
                                                                                                            -----------
                                                                                                                980,875
                                                                                                            -----------
CANADA-1.4%
Barrick Gold Corp...................................................................             3,000           60,375
Canadian Imperial Bank of Commerce..................................................                64            1,647

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
CANADA -- CONTINUED
Royal Bank of Canada................................................................             6,740      $   328,837
The Seagram Company Ltd.............................................................            10,000          573,750
                                                                                                            -----------
                                                                                                                964,609
                                                                                                            -----------
IRELAND-1.4%
Anglo Irish Bank Corporation Plc....................................................           173,000          512,145
Bank of Ireland.....................................................................            21,352          427,183
                                                                                                            -----------
                                                                                                                939,328
                                                                                                            -----------
AUSTRALIA-1.2%
Australia & New Zealand Bank Group..................................................            50,549          400,406
Star City Holdings Ltd..............................................................            60,000           67,499
The News Corporation Ltd............................................................            43,397          363,684
                                                                                                            -----------
                                                                                                                831,589
                                                                                                            -----------
MEXICO-1.1%
Grupo Financiero Banamex Accival SA Class O*........................................           300,500          766,133
                                                                                                            -----------
BERMUDA-1.1%
Global Crossing Ltd*................................................................            14,000          756,000
                                                                                                            -----------
TURKEY-1.0%
Aksigorta AS........................................................................         1,937,000          126,049
Haci Omer Sabanci Holding AS........................................................         4,767,000          130,775
Kazkommertsbank Co GDR*.............................................................             6,659          143,169
Turkiye Garanti Bankasi AS*.........................................................         2,867,000          129,866
Yapi Ve Kredi Bankasi...............................................................         5,633,000          135,126
                                                                                                            -----------
                                                                                                                664,985
                                                                                                            -----------
PHILIPPINES-1.0%
Ayala Land Inc......................................................................           405,000          149,112
Metropolitan Bank & Trust Company...................................................            37,005          369,807
Philippine Long Distance Telephone Company..........................................             4,440          143,621
                                                                                                            -----------
                                                                                                                662,540
                                                                                                            -----------
DENMARK-0.9%
Tele Danmark SA Class B.............................................................             5,700          587,738
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
BRAZIL-0.7%
Telecomunicacoes Brasileiras SA ADR.................................................             5,000      $   455,938
Telecomunicacoes Brasileiras SA*....................................................             5,000              391
                                                                                                            -----------
                                                                                                                456,329
                                                                                                            -----------
SINGAPORE-0.7%
Development Bank of Singapore Ltd...................................................            14,000          148,559
Singapore Press Holdings Ltd........................................................             9,000          132,642
Singapore Telecommunications Ltd....................................................            86,000          159,194
                                                                                                            -----------
                                                                                                                440,395
                                                                                                            -----------
NORWAY-0.5%
Christiania Bank Og Kreditkasse.....................................................            79,600          305,742
                                                                                                            -----------
HUNGARY-0.4%
Magyar Tavkozlesi Rt ADR*...........................................................             8,980          252,563
Mol Magyar Olaj-Es Gazipari.........................................................             1,950           43,444
                                                                                                            -----------
                                                                                                                296,007
                                                                                                            -----------
ESTONIA-0.4%
Estonian Telecom Ltd GDR............................................................            13,600          287,640
                                                                                                            -----------
INDONESIA-0.4%
Pt Indocement Tunggal Prakarsa*.....................................................           178,000           68,356
Pt Indofood Sukses Makmur*..........................................................            46,000           36,469
Pt Indostat.........................................................................            18,500           35,751
Pt Kalbe Farma*.....................................................................           525,000           35,770
Pt Semen Gresik.....................................................................            23,000           36,185
Pt Telekomunikasi Indonesia.........................................................           164,000           73,137
                                                                                                            -----------
                                                                                                                285,668
                                                                                                            -----------
HONG KONG-0.3%
China Telecom (Hong Kong) Ltd*......................................................            74,000          168,985
                                                                                                            -----------
POLAND-0.2%
Bank Rozwoju Eksportu SA............................................................             1,560           34,724
Elektrim SA.........................................................................             5,000           59,441
Mostostal-Export SA.................................................................            10,558           13,486
                                                                                                            -----------
                                                                                                                107,651
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
COMMON STOCKS -- CONTINUED
MAURITIUS-0.1%
New Mauritius Hotels Ltd............................................................            23,500      $    43,414
State Bank of Mauritius Ltd.........................................................            72,000           42,217
                                                                                                            -----------
                                                                                                                 85,631
                                                                                                            -----------
NEW ZEALAND-0.1%
Lion Nathan.........................................................................            27,000           68,052
Sky Network Television Ltd*.........................................................             1,000           16,500
                                                                                                            -----------
                                                                                                                 84,552
                                                                                                            -----------
CHILE-0.1%
Vina Concha Y Toro..................................................................             2,500           81,094
                                                                                                            -----------
SOUTH AFRICA-0.1%
Edgars Stores Ltd...................................................................               100              511
Nedcor Ltd..........................................................................             2,946           64,391
                                                                                                            -----------
                                                                                                                 64,902
                                                                                                            -----------
SOUTH KOREA-0.1%
Korea Electric Power Corp...........................................................             2,500           41,250
                                                                                                            -----------
MALAYSIA-0.0%
Arab-Malaysian Merchant Bank........................................................               358              467
                                                                                                            -----------
BELGIUM-0.0%
Algemene Maatschappij voor Nijverheidskredit NV.....................................                90                7
                                                                                                            -----------
PERU-0.0%
Cementos Lima SA--Trabajo...........................................................                 1                2
                                                                                                            -----------
TOTAL COMMON STOCKS (COST $51,499,465)..............................................                         67,526,199
                                                                                                            -----------
PREFERRED STOCKS--1.1%
GERMANY-1.1%
Marschollek, Lautenschlaeger und Partner AG.........................................               800          448,168
Wella AG............................................................................               350          275,613
                                                                                                            -----------
TOTAL PREFERRED STOCKS (COST $749,876)..............................................                            723,781
                                                                                                            -----------
INVESTMENT FUNDS--0.1%
MULTI-NATIONAL-0.1%
Morgan Stanley Africa Investment Fund Inc...........................................             3,100           32,550
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT         (NOTE 1)
------------------------------------------------------------------------------------        ----------      -----------
INVESTMENT FUNDS -- CONTINUED
POLAND-0.0%
NFI Drugi SA*.......................................................................             1,500      $     1,404
NFI Foksal SA*......................................................................             1,500            1,669
NFI Fortuna SA*.....................................................................             1,500            1,916
NFI Hetman SA*......................................................................             1,500            1,973
NFI Jedenasty SA*...................................................................             1,500            1,518
NFI Kwiatkowski SA*.................................................................             1,500            2,409
NFI Magna Polonia SA*...............................................................             1,500            2,618
NFI Octava SA*......................................................................             1,500            2,144
NFI Piast SA*.......................................................................             1,500            1,423
NFI Pierwszy SA*....................................................................             1,500            1,575
NFI Progress SA*....................................................................             1,500            2,011
NFI Siodmy Kazimierza Wielkiego SA*.................................................             1,500            1,404
NFI Trzeci SA*......................................................................             1,500            1,499
NFI Victoria SA*....................................................................             1,500            1,935
NFI Zachodni SA*....................................................................             1,500            2,087
                                                                                                            -----------
                                                                                                                 27,585
                                                                                                            -----------
TOTAL INVESTMENT FUNDS (COST $114,975)..............................................                             60,135
                                                                                                            -----------
RIGHTS & WARRANTS--0.1%
HUNGARY-0.1%
Egis Rights*........................................................................               780           15,813
Pick Szeged Rights*.................................................................               534           16,938
                                                                                                            -----------
                                                                                                                 32,751
                                                                                                            -----------
SPAIN-0.0%
Telefonica SA Rights*...............................................................             9,000            8,371
                                                                                                            -----------
FRANCE-0.0%
Compagnie Generale des Eaux Warrants, expire 5/02/2001*                                          2,110            4,661
                                                                                                            -----------
HONG KONG-0.0%
China Everbright Ltd Warrants, expire 1/05/2000*....................................            21,000            2,249
                                                                                                            -----------
BRAZIL-0.0%
Brahma Warrants, expire 4/30/2003*..................................................             9,993              271
                                                                                                            -----------
GREECE-0.0%
National Bank of Greece Rights*.....................................................            14,812              144
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                               MARKET
                                                                                              SHARE            VALUE
DESCRIPTION                                                                                   AMOUNT          (NOTE 1)
------------------------------------------------------------------------------------        ----------        ---------
RIGHTS & WARRANTS -- CONTINUED
THAILAND-0.0%
Siam Commercial Bank Public Company Ltd Warrants, expire 12/31/2002*.................          2,100         $        0
                                                                                                             ----------
TOTAL RIGHTS & WARRANTS (COST $49,800) ..............................................                            48,447
                                                                                                             ----------

                                                                                               FACE
                                                                            CURRENCY          VALUE
                                                                            --------        ----------
CORPORATE BONDS--0.0%
PORTUGAL-0.0%
Jeronimo Martins 0.000%, 12/30/2004 (cost $15,535).............................. PTE         2,879,000      $    17,913
                                                                                                            -----------
REPURCHASE AGREEMENTS--1.9%
UNITED STATES-1.9%
Investors Bank & Trust Company Repurchase Agreement dated 04/30/1999, due 05/03/1999, with a maturity value of $1,298,576 and an effective yield of 4.250%, collateralized by a Federal National Mortgage Association obligation, with a rate of 7.331%, a maturity date of 06/01/2025, and a
market value of $1,363,084 (at cost)............................................ USD         1,298,117        1,298,117
                                                                                                            -----------
TOTAL INVESTMENTS-103.3% (COST $53,727,768).........................................                         69,674,592
OTHER ASSETS AND LIABILITIES (NET)-(3.3%)...........................................                         (2,204,772)
                                                                                                            -----------
TOTAL NET ASSETS-100.0%.............................................................                        $67,469,820
                                                                                                            -----------
                                                                                                            -----------

PORTFOLIO FOOTNOTES:
 ADR  American Depository Receipt
 GDR  Global Depository Receipt
   *  Non-income producing security.
 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
APRIL 30, 1999 (UNAUDITED)

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                      CONTRACTS TO RECEIVE
               ----------------------------------
EXPIRATION            LOCAL             VALUE IN      IN EXCHANGE     NET UNREALIZED
  DATE               CURRENCY              USD         FOR USD        DEPRECIATION
----------     --------------------     ---------     -----------     --------------
 5/03/99          EUR     4,330,000     4,577,715      4,589,800         $(12,085)
 5/04/99          EUR       680,746       719,738        721,454           (1,716)
                                                                         --------
               Net unrealized depreciation on forward foreign
              exchange contracts to buy..........................        $(13,801)
                                                                         --------
                                                                         --------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                      CONTRACTS TO DELIVER
               ----------------------------------                     NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN      IN EXCHANGE     APPRECIATION
  DATE               CURRENCY              USD         FOR USD        (DEPRECIATION)
----------     --------------------     ---------     -----------     --------------
 5/03/99          EUR     4,330,000     4,577,715      4,683,761        $  106,046
 5/24/99          EUR     2,707,093     2,865,923      2,878,722            12,799
 5/24/99          JPY   326,248,569     2,741,737      2,724,869           (16,868)
 6/03/99          EUR     4,330,000     4,587,136      4,598,893            11,757
                                                                        ----------
               Net unrealized appreciation on forward foreign
              exchange contracts to sell.........................       $  113,734
                                                                        ----------
                                                                        ----------

                        GLOSSARY OF CURRENCIES

   EUR    --   Euro                      PTE    --       Portuguese Escudo
   JPY    --   Japanese Yen              USD    --       United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
APRIL 30, 1999
(PERCENTAGE OF NET ASSETS)

  At April 30, 1999, sector diversification of the Fund's investments was as follows:

                                                                                                                  MARKET
                                                                                                  % OF NET         VALUE
                                                                                                   ASSETS        (NOTE 1)
                                                                                                  ----------    -----------
INDUSTRY SECTOR:
  Banking......................................................................................       17.7%     $12,042,326
  Telephone Systems............................................................................       12.3        8,352,971
  Communications...............................................................................        9.3        6,261,636
  Beverages, Food and Tobacco..................................................................        8.0        5,374,766
  Financial Services...........................................................................        6.6        4,483,485
  Retailers....................................................................................        6.4        4,309,488
  Insurance....................................................................................        5.0        3,390,821
  Oil and Gas..................................................................................        4.2        2,821,317
  Pharmaceuticals..............................................................................        3.9        2,642,181
  Electronics..................................................................................        3.8        2,548,921
  Computers and Information....................................................................        3.4        2,283,372
  Chemicals....................................................................................        2.7        1,810,122
  Media--Broadcasting and Publishing...........................................................        2.7        1,799,093
  Heavy Machinery..............................................................................        1.9        1,311,494
  Automotive...................................................................................        1.9        1,266,903
  Computer Software and Processing.............................................................        1.9        1,260,233
  Food Retailers...............................................................................        1.5          991,858
  Cosmetics and Personal Care..................................................................        1.4          938,359
  Industrial--Diversified......................................................................        1.3          895,860
  Health.......................................................................................        0.9          580,041
  Lodging......................................................................................        0.9          579,032
  Commercial Services..........................................................................        0.9          574,242
  Other........................................................................................        2.8        1,857,954
                                                                                                    ------      -----------
TOTAL INVESTMENTS (EXCLUDES REPURCHASE AGREEMENT)..............................................      101.4       68,376,475
OTHER ASSETS AND LIABILITIES (NET).............................................................       (1.4)        (906,655)
                                                                                                    ------      -----------
NET ASSETS.....................................................................................      100.0%     $67,469,820
                                                                                                    ------      -----------
                                                                                                    ------      -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

                                                                                         JULIUS BAER        JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND               FUND
                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $16,286,735 and $52,429,651,
     respectively)....................................................................    $16,151,610         $ 68,376,475
  Repurchase agreements, at cost......................................................             --            1,298,117
  Foreign currency, at value (Cost $12,065 and $0, respectively)......................         12,609                   --
  Receivables:
     Investments sold.................................................................        677,854            1,872,559
     Fund shares sold.................................................................        355,151              851,118
     Interest and dividends...........................................................        240,403              110,249
     Tax reclaim......................................................................             --               58,981
  Unrealized appreciation on forward foreign exchange contracts.......................         69,667              130,602
  Prepaid expense.....................................................................            811                3,028
                                                                                          -----------         ------------
     Total Assets.....................................................................     17,508,105           72,701,129
                                                                                          -----------         ------------
LIABILITIES:
  Payables:
     Investments purchased............................................................        497,777            4,316,853
     Fund shares repurchased..........................................................             --                5,376
     Payable to custodian.............................................................         90,514              590,468
     Investment advisory fee payable..................................................         12,882              160,955
     Distribution and shareholder servicing fees (Note 3).............................         10,034               40,143
  Unrealized depreciation on forward foreign exchange contracts.......................         83,859               30,669
  Accrued expenses and other payables.................................................         21,878               86,845
                                                                                          -----------         ------------
     Total Liabilities................................................................        716,944            5,231,309
                                                                                          -----------         ------------
NET ASSETS............................................................................    $16,791,161         $ 67,469,820
                                                                                          -----------         ------------
                                                                                          -----------         ------------
NET ASSETS CONSIST OF:
  Par value...........................................................................    $     1,410         $      3,626
  Paid in capital in excess of par value..............................................     17,428,445           47,729,619
  Distributions in excess of income...................................................       (100,087)            (942,285)
  Accumulated net realized gain (loss) on investments sold, forward foreign exchange
     contracts and foreign currency transactions......................................       (386,595)           4,620,414
  Net unrealized appreciation (depreciation) on investments, forward foreign exchange
     contracts and foreign currency related transactions..............................       (152,012)          16,058,446
                                                                                          -----------         ------------
NET ASSETS............................................................................    $16,791,161         $ 67,469,820
                                                                                          -----------         ------------
                                                                                          -----------         ------------
SHARES OUTSTANDING....................................................................      1,409,700            3,625,724
                                                                                          -----------         ------------
                                                                                          -----------         ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE........................................    $     11.91         $      18.61
                                                                                          -----------         ------------
                                                                                          -----------         ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                                                         JULIUS BAER        JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                            FUND                FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME:
  Interest............................................................................     $ 419,653          $     26,776
  Dividends+..........................................................................            --               293,544
                                                                                           ---------          ------------
                                                                                             419,653               320,320
EXPENSES:
  Investment advisory fee (Note 2)....................................................        50,998               320,664
  Custody and administration fees.....................................................        20,390               116,632
  Distribution and shareholder servicing fees (Note 3)................................        19,615                80,166
  Professional fees...................................................................        11,133                54,967
  Transfer agent fees.................................................................         9,789                12,451
  Trustees' fees and expenses (Note 2)................................................         6,116                 6,116
  Registration and filing fees........................................................         3,496                 7,497
  Shareholder reports.................................................................         4,059                18,409
  Insurance premium expense...........................................................         2,359                 9,164
  Miscellaneous fees..................................................................           499                   998
                                                                                           ---------          ------------
     Total gross expenses.............................................................       128,454               627,064
     Less: Fees paid indirectly (Note 2)..............................................          (199)               (4,858)
     Less: Fees waived by investment adviser (Note 2).................................       (25,499)                   --
                                                                                           ---------          ------------
     Net expenses.....................................................................       102,756               622,206
                                                                                           ---------          ------------
NET INVESTMENT INCOME (LOSS)..........................................................       316,897              (301,886)
                                                                                           ---------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions............................................................       205,453             4,218,963
     Forward foreign exchange contracts...............................................       (64,208)              489,987
     Foreign currency transactions....................................................        (8,964)               76,988
                                                                                           ---------          ------------
       Net realized gain on investments...............................................       132,281             4,785,938
                                                                                           ---------          ------------
  Net change in unrealized appreciation (depreciation) on:
     Securities.......................................................................      (521,817)            8,970,880
     Forward foreign exchange contracts...............................................       (11,982)                6,713
     Currencies and net other assets..................................................        (8,566)               28,256
                                                                                           ---------          ------------
       Net change in unrealized appreciation (depreciation) of investments............      (542,365)            9,005,849
                                                                                           ---------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................................      (410,084)           13,791,787
                                                                                           ---------          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................     $ (93,187)         $ 13,489,901
                                                                                           ---------          ------------
                                                                                           ---------          ------------

------------------
+ Net of foreign withholding taxes of $40,366 for the International Equity Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED       FOR THE YEAR
                                                                                           APRIL 30, 1999        ENDED
                                                                                            (UNAUDITED)      OCTOBER 31, 1998
                                                                                           --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income...................................................................    $    316,897       $    475,074
Net realized gain on investments........................................................         132,281            499,745
Net change in unrealized appreciation (depreciation) of investments.....................        (542,365)           149,604
                                                                                            ------------       ------------
Net increase (decrease) in net assets resulting from operations.........................         (93,187)         1,124,423
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Distributions from net investment income..............................................        (314,239)          (564,298)
FUND SHARE TRANSACTIONS:
  Net increase from Fund share transactions (Note 5)....................................       1,944,233          2,804,874
                                                                                            ------------       ------------
  Net increase in net assets............................................................       1,536,807          3,364,999
NET ASSETS:
Beginning of period.....................................................................      15,254,354         11,889,355
                                                                                            ------------       ------------
End of period (including distributions in excess of net investment income of $100,087
  and $102,745, respectively)...........................................................    $ 16,791,161       $ 15,254,354
                                                                                            ------------       ------------
                                                                                            ------------       ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED       FOR THE YEAR
                                                                                           APRIL 30, 1999        ENDED
                                                                                            (UNAUDITED)      OCTOBER 31, 1998
                                                                                           --------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss.....................................................................    $   (301,886)      $    (88,611)
Net realized gain on investments........................................................       4,785,938          4,953,520
Net change in unrealized appreciation of investments....................................       9,005,849          2,362,835
                                                                                            ------------       ------------
Net increase in net assets resulting from operations....................................      13,489,901          7,227,744
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net realized gains on investments....................................      (1,455,339)                --
Distributions in excess of net investment income........................................              --           (501,882)
FUND SHARE TRANSACTIONS:
Net increase (decrease) from Fund share transactions (Note 5)...........................      (1,282,478)         5,690,137
                                                                                            ------------       ------------
Net increase in net assets..............................................................      10,752,084         12,415,999
NET ASSETS:
Beginning of period.....................................................................      56,717,736         44,301,737
                                                                                            ------------       ------------
End of period (including distributions in excess of net investment income
  of $942,285 and $640,399, respectively)...............................................    $ 67,469,820       $ 56,717,736
                                                                                            ------------       ------------
                                                                                            ------------       ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  SIX MONTHS
                                                     ENDED                              YEAR ENDED
                                                  APRIL 30, 1999         --------------------------------------
                                                  (UNAUDITED)            10/31/98          10/31/97    10/31/96
                                                  --------------         --------          --------    --------
Net Asset Value, beginning of period..............    $  12.22           $  11.70          $  12.01    $  12.11
                                                     --------            --------          --------    --------
Income (Loss) from investment operations:
  Net investment income...........................        0.25 (2)           0.48              0.50        0.59
  Net realized and unrealized gain (loss) on
     investments..................................       (0.32)              0.59             (0.13)       0.36
                                                     --------            --------          --------    --------
     Total income (loss) from investment
       operations.................................       (0.07)              1.07              0.37        0.95
                                                     --------            --------          --------    --------
Less distributions:
  From net investment income......................       (0.24)             (0.55)            (0.58)      (1.05)
  From capital (Note 1)...........................          --                 --             (0.10)         --
                                                     --------            --------          --------    --------
     Total distributions..........................       (0.24)             (0.55)            (0.68)      (1.05)
                                                     --------            --------          --------    --------
Net Asset Value, end of period....................    $  11.91           $  12.22          $  11.70    $  12.01
                                                     --------            --------          --------    --------
                                                     --------            --------          --------    --------
Total Return (3)..................................       (0.58)%             9.43%             3.24%       8.25%
                                                     --------            --------          --------    --------
                                                     --------            --------          --------    --------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)..............    $ 16,791           $ 15,254          $ 11,889    $ 14,584
Ratio of net investment income to average net
  assets..........................................        4.06%+             3.93%             4.32%       4.71%
Ratio of total expenses to average net assets.....        1.32%+(4)(5)       1.77%(4)(5)       1.99%       2.53%(4)
Portfolio turnover rate...........................        102%                269%              162%        219%



                                                        YEAR ENDED
                                                 -------------------------
                                                 10/31/95(1)   10/31/94(1)
                                                 -----------   -----------
Net Asset Value, beginning of period.............  $ 11.16       $ 12.28
                                                   -------       -------
Income (Loss) from investment operations:
  Net investment income..........................     0.59          0.39
  Net realized and unrealized gain (loss) on
     investments.................................     0.92         (0.81)
                                                   -------       -------
     Total income (loss) from investment
       operations................................     1.51         (0.42)
                                                   -------       -------
Less distributions:
  From net investment income.....................    (0.56)        (0.27)
  From capital (Note 1)..........................       --         (0.43)
                                                   -------       -------
     Total distributions.........................    (0.56)        (0.70)
                                                   -------       -------
Net Asset Value, end of period...................  $ 12.11       $ 11.16
                                                   -------       -------
                                                   -------       -------
Total Return (3).................................    13.90%        (3.54)%
                                                   -------       -------
                                                   -------       -------
Ratios/Supplemental Data:
Net assets, end of period (in 000's).............  $17,327       $28,619
Ratio of net investment income to average net
  assets.........................................     5.19%         3.29%
Ratio of total expenses to average net assets....     2.15%(4)      1.66%
Portfolio turnover rate..........................      319%          320%


------------------
 + Annualized.

(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

(2) Net investment income before waiver of fees by the investment adviser was $0.23 for the six months ended April 30, 1999.

(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

(4) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 1.32%, 1.77%, 2.43% and 2.05% for the six months ended April 30, 1999 and the years ended October 31, 1998, 1996 and 1995, respectively.

(5) Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of total expenses to average net assets would have been 1.65% and 1.83% for the six months ended April 30, 1999 and the year ended October 31, 1998, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX MONTHS
                                                  ENDED                          YEAR ENDED
                                               APRIL 30, 1999    -------------------------------------------
                                               (UNAUDITED)       10/31/98         10/31/97(1)    10/31/96
                                               --------------    --------         -----------    --------
Net Asset Value, beginning of period........      $  15.39       $  13.41           $ 11.43      $  10.13
                                                  --------       --------           -------      --------
Income from investment operations:
  Net investment income (loss)..............         (0.09)         (0.03)(2)          0.00(2)      (0.02)(2)
  Net realized and unrealized gain (loss) on
     investments............................          3.70           2.16              2.02          1.32
                                                  --------       --------           -------      --------
     Total income (loss) from investment
       operations...........................          3.61           2.13              2.02          1.30
                                                  --------       --------           -------      --------
Less distributions:
From net realized gains on investments......         (0.39)            --                --            --
In excess of net investment income..........            --          (0.15)            (0.04)           --
                                                  --------       --------           -------      --------
Net Asset Value, end of period..............      $  18.61       $  15.39           $ 13.41      $  11.43
                                                  --------       --------           -------      --------
                                                  --------       --------           -------      --------
Total Return(3).............................         23.65%         16.10%            17.68%        12.73%
                                                  --------       --------           -------      --------
                                                  --------       --------           -------      --------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)........      $ 67,470       $ 56,718           $44,302      $ 19,161
Ratio of net investment gain (loss) to
  average net assets........................         (0.95)%+       (0.15)%            0.00%        (0.58)%
Ratio of total expenses to average net
  assets....................................          1.97%+(5)      1.87%(4)(5)       1.79%(4)      2.46%(5)
Portfolio turnover rate.....................            42%           134%               94%           67%







                                                        YEAR ENDED
                                               ----------------------------
                                               10/31/95(1)         10/31/94
                                               -----------         --------
Net Asset Value, beginning of period........    $   11.30          $  13.10
                                                ---------          --------
Income from investment operations:
  Net investment income (loss)..............        (0.06)(2)         (0.21)
  Net realized and unrealized gain (loss) on
     investments............................        (1.11)            (1.56)
                                                ---------          --------
     Total income (loss) from investment
       operations...........................        (1.17)            (1.77)
                                                ---------          --------
Less distributions:
From net realized gains on investments......           --                --
In excess of net investment income..........           --             (0.03)
                                                ---------          --------
Net Asset Value, end of period..............    $   10.13          $  11.30
                                                ---------          --------
                                                ---------          --------
Total Return(3).............................       (10.35)%          (13.53)%
                                                ---------          --------
                                                ---------          --------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)........    $   9,643          $ 14,831
Ratio of net investment gain (loss) to
  average net assets........................        (0.63)%           (1.26)%
Ratio of total expenses to average net
  assets....................................         2.84%(6)(5)       2.16%
Portfolio turnover rate.....................          116%              169%



------------------

 + Annualized.

(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

(2) Net investment loss before waiver of fees by the investment adviser was ($0.07), ($0.07) ($0.05) and ($0.11) for the years ended October 31, 1998,
    1997, 1996 and 1995, respectively.

(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

(4) Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of total expenses to average net assets would have been 2.09%, 2.29% and 2.96% for the years ended October 31, 1998, 1997 and 1996, respectively.

(5) Excludes indirectly paid expenses. Including indirectly paid expenses the ratio of total expenses to average net assets would have been 1.95%, 1.85%, 2.37% and 2.67% for the six months ended April 30, 1999 and the years ended October 31, 1998, 1996 and 1995, respectively.

(6) Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before expense reimbursement the ratio of total expenses to average net assets would have been 3.36%.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

     The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Portfolio valuation: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Funds available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

     Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Bank Julius Baer & Co., Ltd., New York Branch ("Bank Julius Baer") serves as the investment adviser. The Income Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.65% of the Income Fund's average daily net assets. The adviser has voluntarily agreed to waive half of its advisory fee on the first $25 million of average daily net assets. If the average daily net assets of the Income Fund exceed $25 million the advisory fee would be calculated at 0.325% of net assets up to $25 million and at 0.65% of net assets exceeding $25 million. The waiver can be terminated at any time. The Equity Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 1.00% of average daily net assets.

     No director, officer or employee of Bank Julius Baer or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

     For the six months ended April 30, 1999, the Equity Fund incurred total brokerage commissions of $143,055, of which $14,078 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the Funds' distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund. The advisor and the administrator may pay additional marketing costs out of their profits.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

     Effective December 9, 1998, the Board of Trustees voted to approve a new Distribution Agreement between the Trust and Unified Management Corporation ("UMC"), designating UMC as the Funds' distributor.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, during the six months ended April 30, 1999, were as follows:

                                                                                                 COST OF       PROCEEDS
                                                                                                PURCHASES     FROM SALES
                                                                                               -----------    -----------
Income Fund.................................................................................   $ 7,783,664    $ 3,797,896
Equity Fund.................................................................................    35,602,815     26,283,706

     Cost of purchases and proceeds from sales of long-term U.S. government securities during the six months ended April 30, 1999, were $7,211,664 and $10,797,896, respectively for the Income Fund.

     At April 30, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                                                UNREALIZED      UNREALIZED
                                                                                               APPRECIATION    DEPRECIATION
                                                                                               ------------    ------------
Income Fund.................................................................................   $     35,494    $    170,619
Equity Fund.................................................................................     16,935,756         988,932

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                                                      SIX MONTHS ENDED 4/30/99        YEAR ENDED 10/31/98
                                                                     --------------------------    --------------------------
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
INCOME FUND:
Sold..............................................................      295,036    $  3,559,482       503,318    $  5,984,704
Issued as reinvestment of dividends...............................       21,361         257,156        38,218         450,479
Redeemed..........................................................     (154,904)     (1,872,405)     (309,148)     (3,630,309)
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------
Net increase......................................................      161,493    $  1,944,233       232,388    $  2,804,874
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------


                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
EQUITY FUND:
Sold..............................................................      925,057    $ 16,287,404     1,863,767    $ 29,548,855
Issued as reinvestment of dividends...............................       59,878       1,019,125        36,110         497,235
Redeemed..........................................................   (1,044,570)    (18,589,007)   (1,517,046)    (24,355,953)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................      (59,635)   $ (1,282,478)      382,831    $  5,690,137
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7. YEAR 2000

     Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Funds have been informed that the Adviser, and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Funds are dependent may result in errors and account maintenance failures. The Funds have no reason to believe that (1) the Year 2000 plans of the Adviser and the Funds' other service providers will not be completed by December, 1999, and (2) the costs currently associated with the implementation of their plans will have a material adverse impact on the business, operations or financial condition of the Funds or their service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Funds' service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Funds or their service providers.

     The Funds and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

                                                            SEMI-ANNUAL REPORT


[LOGO]

                                   JULIUS [LOGO] BAER
                                     INVESTMENT FUNDS



                                       Julius Baer
                                      International
                                          Equity
                                           Fund



                                       Julius Baer
                                          Global
                                          Income
                                           Fund




                   [LOGO]              April 30, 1999





[LOGO]



This report is sent to the shareholders
of the Julius Baer Investment Funds for their information.
It is not a Prospectus, circular or representation intended        [LOGO]
for use in the purchase or sale of shares of the Funds or of any securities mentioned in the report.